CALAMOS® FAMILY OF FUNDS

SUPPLEMENT DATED OCTOBER 7, 2008 TO
CALAMOS® FAMILY OF FUNDS PROSPECTUS DATED MARCH 1, 2008
AS PREVIOUSLY SUPPLEMENTED APRIL 2, 2008

The Convertible Fund closed to all purchases of shares as of the close of business on April 30, 2003 due to limited attractive investment opportunities in the convertible market. Effective as of October 8, 2008, the Convertible Fund will re-open to all investors.

The Convertible Fund invests mainly in a diversified portfolio of convertible securities issued by both U.S. and foreign companies without regard to market capitalization. (See the prospectus for more information on the investment strategies and risks of the Fund.)

Retain this supplement for future reference.

FOFSPT 10/08